APPENDIX A S&T BANCORP, INC. 2021 INCENTIVE PLAN 1. Definitions. In the Plan, except where the context otherwise indicates, the following definitions shall apply: 1.1 “Affiliate” means a corporation, partnership, business trust, limited liability company, or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or indirectly, and any other entity designated by the Committee in which the Company has a significant interest. 1.2 “Agreement” means an agreement or other document (including a plan or sub-plan) evidencing an Award (or Awards). An Agreement may be in written or such other form as the Committee may specify in its discretion, and the Committee may, but need not, require a Participant to sign an Agreement. 1.3 “Award” means a grant of an Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, a Performance Award, an Other Stock-Based Award, or a Cash Bonus Award. 1.4 “Board” means the Board of Directors of the Company. 1.5 “Cash Bonus Award” means an Award granted pursuant to Section 13. 1.6 “Change in Control” means the occurrence of any of the following: (a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended, or any successor statute (the “Exchange Act”)), other than a pension, profit- sharing or other employee benefit plan established by the Company or S&T Bank, that is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding securities; (b) During any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the period; (c) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company then outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (d) The stockholders of the Company or the Board or S&T Bank approve a plan of complete liquidation or an agreement for the sale of or disposition (in one transaction or a series of transactions) of all or substantially all of the Company’s or S&T Bank’s assets; or (e) Any other event that constitutes a change in control of a nature that would be required to be reported by the Company in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (whether or not the Company then is subject to the requirements of the Exchange Act). (f) A Change in Control shall exclude: (i) a public stock offering by the Company; or (ii) a convertible debt offering by the Company.

(g) Notwithstanding the foregoing or anything herein or in an Agreement to the contrary, if it is determined that an Award hereunder is subject to the requirements of Section 409A of the Code and the Change in Control is a “payment event” under Section 409A of the Code for such Award, then for such purpose the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A of the Code. 1.7 “Code” means the Internal Revenue Code of 1986, as amended. 1.8 “Committee” means the Compensation and Benefits Committee of the Board or such other committee(s), subcommittee(s) or person(s) the Board or an authorized committee of the Board appoints to administer the Plan or to make and/or administer specific Awards hereunder. If no such appointment is in effect at any time, “Committee” shall mean the Board. Notwithstanding the foregoing, “Committee” means the Board for purposes of granting Awards to members of the Board who are not Employees, and administering the Plan with respect to those Awards, unless the Board determines otherwise. 1.9 “Common Stock” means the Company’s common stock, par value $2.50 per share. 1.10 “Company” means S&T Bancorp, Inc. and any successor thereto. 1.11 “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with Section 7. 1.12 “Date of Grant” means the date on which an Award is granted under the Plan. 1.13 “Director” means any member of the Board. 1.14 “Effective Date” means the earlier of the date that the Plan is adopted by the Board or is first approved by the Company’s stockholders 1.15 “Eligible Person” means any person who is (a) an Employee, (b) a Director or a member of the board of directors of an Affiliate, or (c) a consultant or independent contractor to the Company or an Affiliate. 1.16 “Employee” means any person whom the Committee determines to be an employee of the Company or an Affiliate. 1.17 “Exercise Price” means the price per Share at which an Option may be exercised. 1.18 “Fair Market Value” means, as of any date on which the Shares are listed or quoted on a securities exchange or quotation system, and except as otherwise determined by the Committee, (a) for the purpose of the granting of Awards, the average of the high and low closing sale price for the Common Stock as reported on such securities exchange or quotation system for the ten trading day period ending on the relevant date and (b) for other purposes under the Plan, the closing sale price of a Share as reported on such securities exchange or quotation system as of the relevant date , and if the Shares are not listed or quoted on a securities exchange or quotation system, then an amount equal to the then fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose; provided, however, that in the case of the grant of an Option that is intended to not provide for a deferral of compensation within the meaning of Section 409A of the Code, Fair Market Value shall be determined pursuant to a method permitted by Section 409A of the Code for determining the fair market value of stock subject to a nonqualified stock option that does not provide for a deferral of compensation within the meaning of Section 409A of the Code. 1.19 “Incentive Stock Option” means an Option that the Committee designates as an incentive stock option under Section 422 of the Code. 1.20 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option. 1.21 “Option” means an option to purchase Shares granted pursuant to Section 6.

1.22 “Option Period” means the period during which an Option may be exercised. 1.23 “Other Stock-Based Award” means an Award granted pursuant to Section 12. 1.24 “Participant” means an Eligible Person who has been granted an Award. 1.25 “Performance Award” means a performance award granted pursuant to Section 11. 1.26 “Performance Goals” means performance goals that the Committee establishes, which may be based on satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics, achievement of customer satisfaction goals, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share, economic value added, expenses (including sales, general and administrative expenses), efficiency ratio, improvement of financial ratings, internal rate of return, market share, geographic expansion, net asset value, net income, net operating gross margin, net operating profit after taxes, net sales growth, operating income, operating margin, comparisons to the performance of other companies, pro forma income, regulatory compliance, return measures (including return on assets (including average assets), designated assets, capital, capital employed, equity, or stockholder equity, and return versus the Company’s cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other goals that the Committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates and may cover such period as the Committee may specify. 1.27 “Plan” means this S&T Bancorp, Inc. 2021 Incentive Plan, as amended from time to time. 1.28 “Restricted Stock” means Shares granted pursuant to Section 9. 1.29 “Restricted Stock Units” means an Award providing for the contingent grant of Shares (or the cash equivalent thereof) pursuant to Section 10. 1.30 “Section 422 Employee” means an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after adoption of the Plan. 1.31 “Share” means a share of Common Stock. 1.32 “Stock Appreciation Right” means a right to receive an amount equal to the excess of the Fair Market Value of one Share as of the date of exercise of the Stock Appreciation Right over the price per Share specified in the Agreement of which it is a part granted pursuant to Section 8. 1.33 “Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Company. Unless the context expressly requires the contrary, references in the Plan to (a) the term “Section” refers to the sections of the Plan, and (b) the word “including” means “including (without limitation).” 2. Purpose. The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Persons of outstanding ability and to promote the alignment of their interests with those of the stockholders of the Company. The Plan replaces and supersedes the Company’s 2014 Incentive Plan (the “Prior Plan”) and is effective upon the date approved by the Company’s stockholders. Upon approval of the Plan by the Company’s stockholders, no new awards shall be made under the Prior Plan, although outstanding awards previously made under the Prior Plan shall continue to be governed by the terms of the Prior Plan. Shares that are (i) subject to outstanding awards under the Prior Plan that expire, are forfeited or otherwise terminate unexercised or (ii) available for award under the Prior Plan as of March 31, 2021, may be subjected to new Awards under the Plan, as provided in Section 5 below. 3. Administration. The Committee shall administer the Plan and shall have plenary authority, in its discretion, to (i) grant Awards to Eligible Persons, subject to the provisions of the Plan; (ii) determine the Eligible Persons to whom it grants Awards, the terms (which terms need not be identical) of all Awards, including without limitation, the Exercise Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, and the periods during which Options or Stock Appreciation Rights may be exercised and Restricted Stock shall be subject to restrictions; (iii) to interpret the Plan and Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of the Plan and Awards granted hereunder; (iv) determine whether and to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited or suspended; (v) determine whether, to what extent and under delivery of cash, Shares, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vi) accelerate the exercisability of any Option or Stock Appreciation Right and to remove any restriction on any Award; (vii) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) perform all other acts it believes reasonable and proper. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by Award recipients, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final. The Committee may delegate its authority under this Section 3 and the terms of the Plan to such extent it deems desirable and is consistent with the requirements of applicable law. 4. Eligibility. Awards may be granted only to Eligible Persons, provided that Incentive Stock Options may be granted only to Eligible Persons who are Section 422 Employees. 5. Stock Subject to Plan. 5.1 Subject to adjustment as provided in Section 17, the maximum number of Shares that may be issued pursuant to Awards (including Incentive Stock Options) under the Plan shall not exceed the sum of (a) 1,000,000 Shares and (b) one Share for every one Share available for award under the Prior Plan as of March 31, 2021. Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been, or may be, reacquired by the Company in the open market, in private transactions, or otherwise. Any Share subject to an award under the Prior Plan and that expires, is forfeited, otherwise terminates, or is settled in cash, after the Effective Date, shall be added to the Shares reserved for issuance under this Plan. 5.2 If an Option expires or terminates for any reason without having been fully exercised, if shares of Restricted Stock are forfeited, or if Shares covered by an Award are not issued or are forfeited, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards. Other than with respect to Awards of Options or Stock Appreciation Rights, Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations with respect to Awards shall be deducted from the number of Shares delivered to a Participant pursuant to such Award for purposes of determining the number of Shares acquired pursuant to the Plan. In the case of Shares that are withheld (or delivered) to pay the Exercise Price of an Option or Stock Appreciation Right or withholding taxes pursuant to such an Award, no such withheld (or delivered) Shares shall be available for the grant of Awards hereunder. 5.3 The following will not be applied to the share limitations of subsection 5.1 above: (i) dividends or dividend equivalents paid in cash in connection with outstanding Awards, (ii) any Shares and any Awards that are granted through the settlement, assumption, or substitution of outstanding awards previously granted, or through obligations to grant future awards, as a result of a merger, consolidation, spin-off or acquisition of the employing company with or by the Company, and (iii) Awards under the Plan which are payable in cash will not be counted against the reserve unless actual payment is made in Shares instead of cash. If an Award is to be settled in cash, the number of hares based shall not count toward the share limitations of subsection 5.1. 5.4 Notwithstanding any provision in this Plan to the contrary, the maximum number of Shares of subject to Awards granted during a single calendar year to any non-employee Director, taken together with any cash fees paid during the calendar year to the non-employee Director in respect of such Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not have an aggregate Fair Market Value determined on the date on which the applicable Award is granted in excess of $1,000,000. 5.5 Other than Awards to Directors, Awards settled in Shares shall have a minimum vesting or exercise schedule of not less than a one (1) year period; provided that, the Committee may grant Awards of up to 5% of the shares authorized under the Plan with a shorter vesting or exercise period. The foregoing limitations do not preclude Awards that vest or become exercisable earlier due to (i) circumstances such as death, retirement, or involuntary termination of employment, (ii) the achievement of performance objectives over a period of at least one (1) year, or (iii) a determination by the Company for regulatory or other considerations to provide an equity award in excess of that which would have been awarded to the individual under the cash equity policy in effect for the performance year. 6. Options. 6.1 Options granted under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee. Each Option granted under the Plan shall be a Nonqualified Stock Option unless expressly identified as an Incentive Stock Option, and each Option shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in this Section 6 and such other terms and conditions not inconsistent with the Plan as the Committee may specify. Such terms and conditions may provide that an Option may be exercised only as described in Section 7.3 and provide for the payment of cash in lieu of the issuance of all or a portion of the Shares issuable upon exercise (with Shares paid in cash being valued at Fair Market Value). The Committee may, in its discretion, condition the grant or vesting of an Option upon the achievement of one or more specified Performance Goals. 6.2 The Exercise Price of an Option granted under the Plan shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Shareholder, the Exercise Price shall not be less than 110% of the Fair Market Value of a Share on the Date of Grant. 6.3 The Committee shall determine the Option Period for an Option, which shall be specifically set forth in the Agreement, provided that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant. 7. Exercise of Options. 7.1 Subject to the terms of the applicable Agreement, an Option may be exercised, in whole or in part, by delivering to the Company a notice of the exercise, in such form as the Committee may prescribe, accompanied by (a) full payment for the Shares with respect to which the Option is exercised or (b) to the extent provided in the applicable Agreement, irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option. 7.2 To the extent provided in the applicable Agreement or otherwise authorized by the Committee, payment of the Exercise Price may be made by delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an Option or other Award granted hereunder or under any other compensation plan maintained by the Company or any Affiliate, have been held by the Participant for such period, if any, as the Committee may specify) valued at Fair Market Value on the Date of Exercise. 7.3 To the extent provided in the applicable Agreement, an Option may be exercised by directing the Company to withhold from the Shares to be issued upon exercise of the Option (or portion thereof) being exercised a number of Shares having a Fair Market Value not in excess of the aggregate Exercise Price of the Option (or portion thereof being exercised), with payment of the balance of the exercise price, if any, being made pursuant to Section 7.1 and/or Section 7.2. 8. Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Agreement that specifies the terms and conditions of the Stock Appreciation Right. Stock Appreciation Rights shall be subject to the terms and conditions set forth in this Section 8 and such other terms and conditions not inconsistent with the Plan as the Committee may specify. Each Stock Appreciation Right shall entitle the holder thereof to elect, prior to its cancellation or termination, to exercise such unit or option and receive either cash or Shares, or both, as the Committee may determine, in an aggregate amount equal in value to the excess of the Fair Market Value of the Shares on the date of such election over the Fair Market Value on the date of grant of the Stock Appreciation Right; except that if an Option is amended to include Stock Appreciation Rights, the designated Fair Market Value in the applicable Agreement may be the Fair Market Value on the date that the Option was granted. The term of any Stock Appreciation Right granted hereunder shall not exceed ten years. Stock Appreciation Rights may be granted on a “free-standing” basis or in conjunction with all or a portion of the Shares covered by an Option. In addition to any other terms and conditions set forth in the Award Agreement, Stock Appreciation Rights shall be subject to the following terms: (i) the Committee may, in its sole discretion, disapprove an election to surrender any Stock Appreciation Right for cash in full or partial settlement thereof, provided that such disapproval shall not affect the recipient’s right to surrender the Stock Appreciation Right at a later date for Shares or cash, and (ii) no Stock Appreciation Right may be exercised unless the holder thereof is at the time of exercise a Participant that has been in continuous service with the Company or an Affiliate since the date the Stock Appreciation Right was granted, except that the Committee may permit the exercise of any Stock Appreciation Right for any period following the recipient’s termination of service or retirement or resignation from the Board, not in excess of the original term of the Award, on such terms and conditions as it shall deem appropriate and specify in the related Agreement. 9. Restricted Stock Awards. Each grant of Restricted Stock under the Plan shall be subject to an Agreement specifying the terms and conditions of the Award. Restricted Stock granted under the Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as the Committee may specify. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals. 10. Restricted Stock Unit Awards. Each grant of Restricted Stock Units under the Plan shall be evidenced by an Agreement that (a) provides for the issuance of Shares (or the cash equivalent thereof) to a Participant at such time(s) as the Committee may specify and (b) contains such other terms and conditions as the Committee may specify, including terms that condition the issuance, vesting, or payment of Restricted Stock Unit Awards upon the achievement of one or more specified Performance Goals. 11. Performance Awards. Each Performance Award granted under the Plan shall be evidenced by an Agreement that (a) provides for the payment of cash or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals over such period as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify. If the terms of a Performance Award provide for payment in the form of Shares, for purposes of Section 5.3, the Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. The maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a calendar year shall not exceed $2,000,000. 12. Other Stock-Based Awards. The Committee may in its discretion grant stock-based awards of a type other than those otherwise provided for in the Plan, including the issuance or offer for sale of unrestricted Shares (“Other Stock-Based Awards”). Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting of the Other Stock-Based Award upon the achievement of one or more Performance Goals. 13. Cash Bonus Award. The Committee shall have the authority to make an Award of a cash bonus to any Participant. Any such Award may be subject to a performance period, Performance Goals or such other terms and conditions as the Committee may designate in the applicable Agreement. 14. Dividends and Dividend Equivalents. The terms of an Award may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by such Award, which payments (a) may be credited to an account established for the Participant, (b) shall only be made contingent upon the achievement of the vesting conditions applicable to the Shares covered by such Award, and (c) may be settled in cash or Shares, as determined by the Committee. In no event shall any dividends or dividend equivalents be paid out with respect to any unvested Awards or with respect to any Options or Stock Appreciation Rights. 15. Termination of Employment. Unless provided otherwise in a Participant’s Agreement, (ii) any unvested portion of an Award shall be immediately cancelled and forfeited upon a Participant’s termination of employment with the Company or an Affiliate for any reason and (ii) in the event a Participant is terminated by the Company or an Affiliate for Cause or breaches any restrictive covenant or similar agreement with the Company or an Affiliate, each as determined by the Committee, all Awards (whether vested or unvested) shall be immediately cancelled and forfeited upon such termination or breach. 16. Effect of a Change in Control. Unless otherwise provided in a Participant’s agreement, if (i) within 12 months following a Change in Control or (ii) in contemplation of a Change in Control, a Participant’s employment or service with the Company or an Affiliate is terminated by the Company or an Affiliate without cause, as determined by the Committee, all Awards held by such Participant, irrespective of the vesting schedule, shall become fully vested and immediately exercisable and, if applicable, the restricted period shall end at the time of such termination. 17. Capital Events and Adjustments. 17.1 In the event of any change in the outstanding Common Stock by reason of any stock dividend, stock split, reverse stock split, spin-off, split-off, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the Committee shall provide for a substitution for or adjustment in: (a) the number and class of securities subject to outstanding Awards or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (b) the Exercise Price of Options, (c) the aggregate number and class of Shares for which Awards thereafter may be granted under the Plan, and (d) the maximum number of Shares with respect to which an Employee may be granted Awards during any calendar year. 17.2 Any provision of the Plan or any Agreement to the contrary notwithstanding, in the event of a merger or consolidation to which the Company is a party or any sale, disposition or exchange of at least 50% of the Company’s Common Stock or all or substantially all of the Company’s assets for cash, securities or other property, or any other similar transaction or event (each, a “Transaction”), the Committee shall take such actions, and make such changes and adjustments to outstanding Awards as it deems equitable, and may in its discretion, cause any Award granted hereunder to (a) vest in whole or in part, (b) be assumed or continued by any successor or acquirer, and/or (c) be canceled (in whole or in part) in consideration of a payment (or payments), in such form as the Committee may specify, equal to the fair value of the canceled Award (or portion thereof), as determined by the Committee in its discretion. The fair value of an Option shall be deemed to be equal to the product of (a) the number of Shares the Option covers (and has not previously been exercised) and (b) the excess, if any, of the Fair Market Value of a Share as of the date of cancellation over the Exercise Price of the Option. For sake of clarity and notwithstanding anything to the contrary herein, (a) the fair value of an Option would be zero if the Fair Market Value of a Share is equal to or less than the Exercise Price and (b) payments in cancellation of an Award in connection with a Transaction may be delayed to the same extent that payment of consideration to holders of Shares in connection with the Transaction is delayed as a result of escrows, earn-outs, holdbacks, or any other contingencies.

17.3 The Committee need not take the same action under this Section 17 with respect to all Awards or with respect to all Participants and may, in its discretion, take different actions with respect to vested and unvested portions of an Award. No fractional shares or securities shall be issued pursuant to any adjustment made pursuant to this Section 17, and any fractional shares or securities resulting from any such adjustment shall be eliminated by rounding downward to the next whole share or security, either with or without payment in respect thereof, as determined by the Committee. All determinations required to be made under this Section 17 shall be made by the Committee in its discretion and shall be final and binding. 18. Termination or Amendment. The Board may amend or terminate the Plan in any respect at any time; provided, however, that after the stockholders of the Company have approved the Plan, the Board shall not amend or terminate the Plan without approval of (a) the Company’s stockholders to the extent applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, requires stockholder approval of the amendment or termination, and (b) each affected Participant if the amendment or termination would adversely affect the Participant’s rights or obligations under any Award granted prior to the date of the amendment or termination. 19 Modification, Substitution of Awards. 19.1 Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award, and (b) except as approved by the Company’s stockholders and subject to Section 17, in no event may an Option be (i) modified to reduce the Exercise Price of the Option or (ii) cancelled or surrendered in consideration for cash, other Awards, or the grant of a new Option with a lower Exercise Price. 19.2 Anything contained herein to the contrary notwithstanding, Awards may, in the discretion of the Committee, be granted under the Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or an Affiliate. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. Such substitute Awards shall not be counted toward the Share limit imposed by Section 5.3. 20. Stockholder Approval. The Plan, and any amendments hereto requiring stockholder approval pursuant to Section 18, are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board. If the adoption of the Plan is not so approved by the Company’s stockholders, any Awards granted under the Plan shall be cancelled and void ab initio immediately following such next annual or special meeting of stockholders. 21. Withholding. The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state, local, and foreign tax withholding requirements. To the extent authorized by the Committee, and in accordance with such rules as the Committee may prescribe, a Participant may satisfy any withholding tax requirements by one or any combination of the following means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (c) delivering to the Company already-owned and unencumbered Shares. 22. Term of Plan. Unless sooner terminated by the Board pursuant to Section 18, the Plan shall terminate on the date that is ten years after the Effective Date, and no Awards may be granted or awarded after such date. The termination of the Plan shall not affect the validity of any Award outstanding on the date of termination. 23. Indemnification of Committee. In addition to such other rights of indemnification as they may have as members of the Board or Committee, the Company shall indemnify members of the Committee against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company. 24. Whistleblower Provisions. Nothing contained herein prohibits any Participant from: (i) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity, (ii) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations, or (iii) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange. 25. Hedging and Pledging. Notwithstanding any other provisions of this Plan, an Award will be subject to any Company policy that the Company may adopt and/or amend from time to time regarding the hedging or pledging (or any similar transaction) of Company securities. 26. Golden Parachute Tax Matters. In the event any payment(s) or the value of any benefit(s) received or to be received by a Participant in connection with or contingent upon a Change in Control (whether received or to be received pursuant to the terms of the Plan or any Agreement or of any other plan, arrangement or agreement of the Company, its successors, any person whose actions result in a Change in Control, or any person affiliated with any of them (or which, as a result of the completion of the transaction(s) causing a Change in Control, will become affiliated with any of them) (collectively, the “Payments”)), are determined, under the provisions of this subsection to be subject to an excise tax imposed by Code Section 4999 (any such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the “Excise Tax”), as determined in this subsection, then the Company shall reduce the aggregate amount of the Payments payable to the Participant such that no Excise Tax shall be payable by the Participant and the Payments shall not cease to be deductible by the Company by reason of Code Section 280G (or any successor provision thereto). Notwithstanding the foregoing, the Company shall not reduce the aggregate amount of the Payments payable to the Participant pursuant to the foregoing sentence if the After-Tax Amount (as defined below) of the unreduced Payments is greater than the After-Tax Amount that would have been paid had the Payments been reduced pursuant to the foregoing sentence. For purposes of this Agreement “After-Tax Amount” means the portion of a specified amount that would remain after payment of all Excise Taxes (if any), income taxes, payroll and withholding taxes, and other applicable taxes paid or payable by Participant in respect of such specified amount. Any reductions shall be made in a manner intended to comply with Section 409A of the Code. 27. Beneficiary Designation. Except as otherwise provided in an Agreement, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form and pursuant to such procedures as may be prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. 28. General Provisions. 28.1 The establishment of the Plan shall not confer upon any Eligible Person any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan. Participation in the Plan shall not give an Eligible Person any right to be retained in the service of the Company or any Affiliate. 28.2 Neither the adoption of the Plan nor its submission to the Company’s stockholders shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant or assume options, warrants, rights, restricted stock or other awards otherwise than under the Plan, or to adopt other stock option, restricted stock, or other plans, or to impose any requirement of stockholder approval upon the same. 28.3 The interests of any Eligible Person under the Plan and/or any Award granted hereunder are not subject to the claims of any Eligible Person’s creditors and may not, in any way, be transferred, assigned, alienated or encumbered except to the extent provided in an Agreement.

28.4 The Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to conflict of laws principles. 28.5 Notwithstanding any other provision of the Plan or any Agreement to the contrary, Awards and any Shares issued or payments made under Awards shall be subject to any compensation clawback or recoupment policy (or policies) that the Company may have in effect from time to time, subject to such terms and conditions of such policy (or policies). 28.6 The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. 28.7 The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under the Plan, or record any person as a holder of record of Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies the Committee deems necessary, and without complying to the Board’s or Committee’s complete satisfaction, with all rules and regulations under federal, state or local law the Committee deems applicable. 28.8 To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional Shares or whether any fractional Shares or any rights thereto shall be forfeited or otherwise eliminated. 28.9 Awards granted under this Plan are intended to comply with the requirements of Section 409A of the Code (including the exceptions thereto), to the extent applicable, and shall be interpreted in accordance with such requirements. Notwithstanding anything to the contrary herein, if the issuance of shares or payment of cash under an Agreement constitutes the payment to a Participant of nonqualified deferred compensation for purposes of Section 409A of the Code and the Participant is a “specified employee” (as determined under Treas. Reg. § 1.409A-1(i)), then such issuance of Shares or payment of cash shall, to the extent necessary to comply with the requirements of Section 409A of the Code, be made on the later of (a) the date specified in the Agreement or (b) the date that is six (6) months after the date of the Participant’s separation from service (or, if earlier, the date of the Participant’s death). In no event shall the Company or any of its Affiliates have any liability to any Participant with respect to any Award failing to qualify for any specific tax treatment (such as an Option designated as an incentive stock option failing to qualify for treatment as an incentive stock option under Section 422 of the Code) or for any taxes or penalties incurred by a Participant under Section 409A of the Code with respect to any Award.